UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (only as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

BARFRESH FOOD GROUP INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.
(3)	Filing Party:
(4)	Date Filed:

3600 Wilshire Boulevard Suite 1720, Los Angeles, CA 90010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE
HELD ON JUNE 13, 2023

Dear Stockholder:

Notice is hereby given that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Barfresh Food Group Inc. (“we”, “us”, “Barfresh” or the “Company”), will be held at 9:00 a.m. Pacific Daylight Time, on Tuesday, June 13, 2023 at our principal executive office, 3600 Wilshire Boulevard Suite 1720, Los Angeles, CA 90010, to conduct the following items of business:

1.	To elect Riccardo Delle Coste, Steven Lang, Arnold Tinter, Joseph M. Cugine, Alexander H. Ware, Isabelle Ortiz-Cochet and Justin Borus to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification;
2.	To ratify the appointment of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.	To approve and adopt the 2023 Equity Incentive Plan; and
4.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

All of the above matters are more fully described in the accompanying proxy statement.

All holders of record of our common stock as of the close of business on April 17, 2023, the record date, are entitled to notice of and to vote at this meeting and any adjournments or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during the ten days prior to the Annual Meeting, during ordinary business hours, at Barfresh’s principal executive office as well as at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.

In an effort to save costs and help protect the environment, we are using the Notice and Access method of delivery. Instead of receiving paper copies of our proxy materials in the mail, many stockholders will receive a Notice of Internet Availability of Proxy Materials (“Notice”), which provides an internet website address where stockholders can access electronic copies of proxy materials and vote. This website also has instructions for voting by telephone and for requesting paper copies of the proxy materials and proxy card. The Company’s 2023 Proxy Statement and Annual Report on Form 10-K for fiscal year 2022 are available online at www.iproxydirect.com/BRFH. We encourage you to access the review such materials before voting.

Whether or not you plan to attend the Annual Meeting, please cast your vote as instructed under “Voting Procedures” in the Proxy Statement as promptly as possible. You may vote over the Internet or by telephone as instructed on the Notice or by mailing in your paper proxy card if you received one. If you did not receive a paper proxy card, you may request a paper proxy card to submit your vote by mail, if you prefer.

By Order of the Board of Directors,

/s/ Riccardo Delle Coste
Riccardo Delle Coste
Chairman and Chief Executive Officer

Los Angeles, California	April __, 2023

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held on June 13, 2023

The proxy statement and Annual Report on Form 10-K for the year ended December 31, 2022 are available on the Internet at http://www.iproxydirect.com/BRFH

TABLE OF CONTENTS

PROCEDURAL INFORMATION	3

PROPOSAL 1: ELECTION OF Riccardo Delle Coste, Steven Lang, Arnold Tinter, Joseph M. CuginE, ALEXANDER H. WaRE, Isabelle Ortiz-Cochet AND JUSTIN BORUS to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification	6

CORPORATE GOVERNANCE	8

AUDIT COMMITTEE REPORT	12

EXECUTIVE OFFICERS AND DIRECTORS	13

EXECUTIVE COMPENSATION	15

DIRECTOR COMPENSATION	17

EQUITY COMPENSATION PLAN INFORMATION	17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	18

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	20

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	20

PROPOSAL 3: ADOPTION OF 2023 EQUITY INCENTIVE PLAN	21

HOUSEHOLDING	27

STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING	27

STOCKHOLDER ADVISORY VOTES	27

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING	28

2

PROCEDURAL INFORMATION

Barfresh Food Group Inc. (“we,” “us,” “our,” “Barfresh” or the “Company”) is furnishing this Proxy Statement in connection with the solicitation by our Board of Directors (our “Board”) of proxies to vote at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at 9:00 a.m. Pacific Daylight Time, on Tuesday, June 13, 2023 at our principal executive office, 3600 Wilshire Boulevard Suite 1720, Los Angeles, CA 90010, or at any adjournment or postponement thereof.

We first sent or made available these Proxy Materials (as defined below) to our stockholders on or about April 28, 2023. A copy of this Proxy Statement, the proxy card and our Annual Report for fiscal year 2022 (collectively, the “Proxy Materials”) can be found at the web address: www.iproxydirect.com/BRFH.

Where and when is the Annual Meeting? Our Annual Meeting will be held at 9:00 a.m. Pacific Daylight Time, on Tuesday, June 13, 2023, at our principal executive office, 3600 Wilshire Boulevard Suite 1720, Los Angeles, CA 90010

Why did I receive these materials? You received this Proxy Statement because you held shares of our common stock on April 17, 2023, the record date fixed by our board of directors, and you are entitled to vote at the Annual Meeting.

Who can attend the Annual Meeting? Only stockholders as of the record date, their authorized representatives, and invited guests will be able to attend the Annual Meeting.

Who is entitled to vote? Only holders of record of our common stock at the close of business on April 17, 2023, the record date, are entitled to vote at the Annual Meeting. Each share is entitled to vote on each matter properly brought before the meeting. As of the record date, there were 13,002,603 shares of our common stock outstanding.

Who are the proxies? The board of directors of the Company has appointed Riccardo Delle Coste, our Chairman of the board of directors and Chief Executive Officer, and Lisa Roger, our Chief Financial Officer, to serve as proxies at the Annual Meeting. When you fill out your proxy card and return it, or if you vote electronically, you will be giving the proxies your instruction on how to vote your shares at the Annual Meeting.

How do I vote if I am a registered stockholder? You may vote in person, electronically via the Internet, or by proxy. Proxies are solicited to give all stockholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they attend the meeting in person. If you are a registered holder, you can vote your proxy card by mail, electronically via the Internet, or in person at the Annual Meeting. If you choose to vote by mail, mark your proxy card enclosed with this Proxy Statement, date and sign it, and mail it in the postage-paid envelope. If you wish to vote in person, you can vote the proxy card in person at the Annual Meeting. Signing and returning a proxy will not prevent you from voting in person at the meeting.

How do I vote electronically? If you are a registered stockholder, you may vote electronically via the Internet. Please review the voting instructions on the proxy card.

How do I specify how I want my shares voted? If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the board of directors in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the board of directors on that proposal.

How do I vote if I am a beneficial stockholder? If you are a beneficial stockholder, you have the right to direct your broker or nominee on how to vote your shares. You should complete a voting instruction card which your broker or nominee is obligated to provide to you. If you wish to vote in person at the meeting, you must first obtain from the record holder a proxy card issued in your name.

3

What items will be voted upon at the Annual Meeting? The following items will be voted upon at the Annual Meeting:

1. the election of Riccardo Delle Coste, Steven Lang, Arnold Tinter, Joseph M. Cugine, Alexander H. Ware, Isabelle Ortiz-Cochet, and Justin Borus to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification;

2. the ratification of the appointment of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3. the adoption of the 2023 Equity Incentive Plan; and

4. such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The board of directors does not currently know of any other matters that may be brought before the meeting for a vote. However, if any other matters are properly presented for action, it is the intention of the persons named on the proxy card to vote on them according to their best judgment.

What is the board of directors’ voting recommendation? For the reasons set forth in more detail later in the Proxy Statement, the board of directors unanimously recommends a vote FOR the election of all nominees for director proposed by our Board (Proposal 1), and FOR Proposal No. 3, the adoption of the 2023 Equity Incentive Plan. The board of directors has ratified the selection of Eide Bailly LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2023 (Proposal 2) which selection was made by the Company’s audit committee. The board of directors recommends a vote FOR the ratification of the auditors (Proposal 2).

How can I provide my comments to the Company? We urge you to let us know your comments about the Company or to bring a particular matter to our attention by writing directly to us at Barfresh Food Group Inc., 3600 Wilshire Boulevard Suite 1720, Los Angeles, CA 90010, attention: Arnold Tinter, Secretary.

How many votes are needed to have the proposals pass? The affirmative vote of the majority of the votes present and entitled to vote at the Annual Meeting is required to elect the directors, adopt the 2023 Equity Incentive Plan, and ratify the selection of the auditors.

How are the votes counted? You will have one vote for each share of our common stock that you owned on the record date. If the proxy card is properly executed and returned prior to the Annual Meeting, the shares of common stock it represents will be voted as you instruct on the proxy card. If a proxy card is unmarked, or if you indicate no vote, the shares of common stock it represents will be voted FOR Proposal No. 1, the election of directors recommended by the board of directors, FOR Proposal No. 2 the ratification of the auditors for this year, and FOR Proposal No. 3, the adoption of the 2023 Equity Incentive Plan.

No Cumulative Voting. Holders of common stock shall not be entitled to cumulate their votes for the election of directors or any other matters.

Abstentions. Abstentions will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will not constitute a vote FOR or AGAINST any matter, and thus will be disregarded in the calculation of shares voting or votes cast on any matter submitted to the stockholders for a vote.

Broker Non-Votes. A broker non-vote occurs when shares held by a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine”, a broker who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. At our Annual Meeting, only Proposal No. 2. (ratifying the appointment of our independent registered public accounting firm) is considered a routine matter. Your broker will therefore not have discretion to vote on the following “non-routine” matters absent direction from you: the election of directors and adoption of the 2023 Equity Incentive Plan.

4

Broker non-votes and abstentions by stockholders from voting (including brokers holding their clients’ shares of record who cause abstentions to be recorded) will be counted towards determining whether or not a quorum is present. However, because broker non-votes and abstentions are not voted FOR or AGAINST, they will have no effect on the approval of any of the proposals, except where brokers may exercise their discretion on routine matters.

Quorum. A majority of the shares of common stock outstanding on the record date, represented in person or by proxy, will constitute a quorum at the Annual Meeting. As of April 17, 2023, we had 13,002,603 shares of common stock outstanding. The number of shares required to be represented in person or by proxy at the Annual Meeting to constitute a quorum is 6,501,302.

How can I revoke my proxy? You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions:

(1) giving timely written notice of the revocation to our Secretary,

(2) executing and delivering a proxy card with a later date, or

(3) voting in person at the meeting.

How would my proxy be voted on other matters? The persons named on the proxy card will have discretionary authority to vote on business other than Proposal 1 (the election of directors), Proposal 2 (ratification of the appointment of our independent registered public accounting firm), and Proposal 3 (adoption of 2023 Equity Incentive Plan) as may properly come before the Annual Meeting.

Who will pay for the costs involved in the solicitation of proxies? This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Barfresh Food Group Inc. Barfresh will pay all costs of preparing, assembling, printing and distributing the Proxy Materials. Our employees, officers and directors may, for no additional compensation, solicit proxies on behalf of the board of directors through the mail, in person and by telecommunications. Upon request, we will reimburse brokerage firms and other record holders for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

Do stockholders have any dissenters’ right with regards to the matters proposed to be acted upon? There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Delaware with respect to any of the matters proposed to be acted upon herein.

Where can I find the voting results of the Annual Meeting? The final voting results will be reported in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission within four business days of the Annual Meeting, and that Form 8-K will be available on our website at http://www.barfresh.com/investors/corporate/sec-filings/. We also expect to announce preliminary results at the Annual Meeting.

How can I communicate with the board of directors? If you wish to communicate with the board of directors, you may send your communication in writing to: Barfresh Food Group Inc., 3600 Wilshire Boulevard Suite 1720, Los Angeles, CA 90010, attention: Arnold Tinter, Secretary. who will forward all material communications from stockholders to the appropriate director or directors or committee of the board of directors based on the subject matter. You must include your name and address in the written communication and indicate whether you are a stockholder of the Company.

5

IMPORTANT

Please promptly vote and submit your proxy by (1) voting through the internet at the website shown on the proxy card or Notice (http://www.iproxydirect.com/BRFH) or (2) signing, dating and returning the enclosed proxy card in the postage-prepaid return envelope so that your shares can be voted. This will not limit your rights to attend or vote at the 2023 Annual Meeting.

PROPOSAL 1: ELECTION OF Riccardo Delle Coste, Steven Lang, Arnold Tinter, Joseph M. Cugine, Alexander H. Ware, ISABELLE ORTIZ-COCHET, and JUSTIN BORUS to serve a one-year term as Directors until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification

Under our bylaws, the board of directors consists of no fewer than three members and no greater than nine members, as determined by the board of directors or the stockholders from time to time. The board of directors is empowered to fix the number of directors from time to time and is currently set at seven. Riccardo Delle Coste, Steven Lang, Arnold Tinter, Joseph Cugine, Alexander H. Ware, Isabelle Ortiz-Cochet and Justin Borus are to be elected to our board of directors at the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The board of directors has nominated and approved the nominations of seven persons to serve as directors until the 2024 annual meeting, or until each director’s successor is elected and qualified. All of the nominees currently serve on our board of directors. Each of the nominees has agreed to continue to serve if elected. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated by the board of directors to fill any vacancy. Additionally, the board of directors may elect additional members of the board of directors to fill any additional vacancies. Except as set forth below Isabelle Ortiz-Cochet’s biography, below, there are no arrangements or understandings pursuant to which a nominee has been or will be elected as a director.

The nominees are as follows:

Name	Age	Position
Riccardo Delle Coste	44	President, Chief Executive Officer and Chairman
Steven Lang	70	Director
Arnold Tinter	77	Secretary and Director
Joseph M. Cugine	62	Director
Alexander H. Ware	61	Director
Isabelle Ortiz-Cochet	61	Director
Justin Borus	46	Director

Riccardo Delle Coste has been the Chairman of our board of directors, President and Chief Executive Officer since January 10, 2012. He has also been the President and Chief Executive Officer of Barfresh Inc., a Nevada corporation and our wholly owned subsidiary (“Barfresh NV”), since its inception. Mr. Delle Coste is the inventor of the patented technology and the creator of Barfresh. Mr. Delle Coste developed a unique system using controlled pre-packaged portions to deliver a freshly made smoothie that is quick, cost efficient, healthy and with no waste. In building the business, he is responsible for securing new business and maintaining key client relationships. He is also responsible for the development of new product from testing to full-scale production, establishment of the manufacturing facilities that have all necessary accreditations, technology development, product improvement and research and development with new product launches. Mr. Delle Coste also has over five years of investment banking experience. Mr. Delle Coste attended Macquarie University, Sydney, Australia while studying for a Bachelor of Commerce for 3.5 years but left to pursue business interests before receiving a degree.

Qualifications: Mr. Delle Coste has 18 years of experience within retail, hospitality and dairy manufacturing.

Steven Lang was appointed as Director of the Company on January 10, 2012. He has also served as Secretary of Barfresh NV since its inception. Prior to joining Barfresh NV, from 2003 to 2007, Mr. Lang was a director of Vericap Finance Limited, a company that specializes in providing advice to and investing in Australian companies with international growth potential. From 1990 to 1999, he served as a director of Babcock & Brown’s Australian operations where he was responsible for international structured finance transactions. Mr. Lang received a Bachelor of Commerce and a Bachelor of Laws from the University of New South Wales in 1976 and a Master of Laws from the University of Sydney in 1984. He has been a member of the Institute of Chartered Accountants in Australia and was licensed to practice foreign law in New York.

6

Qualifications: Mr. Lang has over 40 years of experience in business, accounting, law and finance and served as Chairman of an Australian public company.

Arnold Tinter was appointed as Director, Chief Financial Officer and Secretary of the Company on January 10, 2012. Mr. Tinter resigned his position as Chief Financial Officer on May 18, 2015 and served temporarily as Principal Accounting Officer. Mr. Tinter founded Corporate Finance Group, Inc., a consulting firm located in Denver, Colorado, in 1992, and is its President. Corporate Finance Group, Inc., is involved in financial consulting in the areas of strategic planning, mergers and acquisitions and capital formation. He has been the chief financial officer and a director of other public companies In all of the companies his responsibilities included oversight of all accounting functions, including SEC reporting, strategic planning and capital formation. Since May 2015, he has served as chief financial officer of Bambu Franchising LLC, LLC, a privately held company that is a franchisor of Vietnamese-themed shoppes that serve drinks and desserts. Prior to 1990, Mr. Tinter was chief executive officer of Source Venture Capital, a holding company with investments in the gaming, printing and retail industries. Mr. Tinter received a B.S. degree in accounting in 1967 from C.W. Post College, Long Island University, and is licensed as a Certified Public Accountant in Colorado.

Qualifications: Mr. Tinter has over 45 years of experience as a Certified Public Accountant and a financial consultant. During his career he served as a director of numerous public companies.

Joseph M. Cugine was appointed as Director of the Company on July 29, 2014, and served as president of our wholly owned subsidiary, Barfresh Corporation, Inc., from April 27, 2015, to July 13, 2021. Mr. Cugine is the owner and president of Cugine Foods and JC Restaurants, a franchisee of Taco Bell and Pizza Hut in New York. He is also president and owner of Restaurant Consulting Group LLC. Prior to owning and operating his own firms, Mr. Cugine held a series of leadership roles with PepsiCo, lastly as chief customer officer and senior vice president of PepsiCo’s Foodservice division. Mr. Cugine also serves on the board of directors of The Chef’s Warehouse, Inc., a publicly traded specialty food products distributor in the U.S., as well as Ridgefield Playhouse and R4 Technology. He received his B.S. degree from St. Joseph’s University in Philadelphia.

Qualifications: Mr. Cugine’s career in sales, marketing, operations and supply chain spans more than 25 years. He has extensive industry contacts and proven experience leading and advising numerous successful food distribution companies.

Alexander H. Ware was appointed as director of the company on July 13, 2016. Currently, Mr. Ware serves as advisor to Foodsby, Inc. From September 2018 to December 2021, Mr. Ware served as President of Foodsby, Inc., a fast-growing meal ordering platform for office buildings. Previously, he served as Interim President, and Executive Vice President and Chief Financial Officer of Buffalo Wild Wings from October 2016 to 2018. From 2012 through 2016, Mr. Ware was Executive Chairman of MStar Holding Corporation (MicroStar) and had served as Interim Chief Executive Officer in 2013. Prior to MicroStar, he served as a Senior Advisor and previously as Executive Vice President of Strategic Development of Pohlad Companies, a family office, from 2010 to 2015. Starting in 1994, he served in increasing capacities at PepsiCo, then PepsiAmericas, Inc. culminating as Executive Vice President and Chief Financial Officer from 2005 to 2010. Previously, he was a Senior Associate at Booz Allen Hamilton, Inc. from 1990 to 1994. Mr. Ware received his Bachelor of Arts degree in Economics from Hampden-Sydney College and his Master of Business Administration from the Darden Graduate School of Business at the University of Virginia. In addition to Barfresh, Mr. Ware currently serves on the board of MStar Holding Corporation and on the advisory board of Stonearch Capital.

Qualifications: Mr. Ware has specific and relevant industry experience in the production and marketing of beverages as well as the operations and management of restaurants. In addition, Mr. Ware has knowledge in the areas of strategic and financial planning, corporate development, personnel management, resource allocation and distribution.

Isabelle Ortiz-Cochet was appointed as director of the Company on December 16, 2016. She is the Chief Investment Officer for Unibel, parent company of Bel Group. Bel is an international France-based group, a world leader in branded cheese business and fruit pouches, with brands such as Laughing Cow, Mini-Babybel, Boursin or GoGo Squeez. In that position since January 2016, Ms. Ortiz-Cochet drives Unibel diversification strategy, and leads the investment portfolio development. She was previously VP Strategic Development at Bel Group Form September 2013 to December 2015. From 2007 to 2013, based out of Bel’s New York office, Ms. Ortiz-Cochet led the development of long-term strategies in North and South America, as well as Marketing strategy in the region. Prior to that position, she held a number of leadership positions in marketing and global strategy at Bel out of the Paris office, at French, European and corporate levels. Isabelle began her career with Kimberly Clark in France. Isabelle earned a master’s degree from ESSEC Business School in France, and an executive MBA from HEC Business School, France.

7

Pursuant to the investor rights agreement between Barfresh and Unibel dated November 23, 2016, Unibel is entitled to appoint one director to the board of directors of Barfresh, which director is entitled to sit on each committee of the board of directors selected by Unibel, unless Unibel has beneficial ownership of less than: (i) 75.0% of its Shares; and (ii) 5.0% of the company’s issued and outstanding common stock. Unibel has designated Isabelle Ortiz-Cochet as its board designee. Barfresh has agreed to call stockholder meetings whenever necessary to ensure Unibel’s designee is elected as a director. At any time that Unibel’s designee is not a director, Unibel’s designee will be entitled to be a board observer. Riccardo Delle Coste, Steven Lang and their respective affiliates have agreed to vote their shares in favor of Unibel’s designee.

Justin Borus was appointed as a Director of the Company on April 29, 2020. Mr. Borus has approximately 20 years of capital markets expertise. He has been the Chief Investment Officer of Ibex Investors, LLC, a firm focused on niche, differentiated strategies including microcap companies for over 10 years. Prior to joining Ibex, he worked in both the private equity and investment banking groups at Bear, Stearns & Co. Inc. in New York and London. Mr. Borus has served on the Board of Directors of several non-profits including the Anti-Defamation League and Colorado Public Radio.

Qualifications: Mr. Borus brings over 20 years of capital markets expertise.

Vote Required

In accordance with applicable law and our bylaws, the election of directors shall be by the affirmative vote of the majority of the votes cast. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. Brokers who hold shares in street name may not vote on behalf of beneficial owners with respect to Proposal 1 if they do not receive voting instructions from the beneficial owners. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the election of these nominees.

The board of directors unanimously recommends a vote “FOR” the election of Riccardo Delle Coste, Steven Lang, Arnold Tinter, Joseph M. Cugine, Alexander H. Ware, Isabelle Ortiz-Cochet and Justin Borus as directors.

CORPORATE GOVERNANCE

Leadership Structure

The positions of our chairman of the board of directors and principal executive officer are served by Riccardo Delle Coste. Our board of directors has no formal policy on whether the role of the chairman of the board of directors and principal executive officer should be held by separate persons. We believe it is important to maintain flexibility to have either combined offices or a separate chairman and principal executive officer structure as circumstances dictate and to make that determination based on the strategic and operational position and direction of the Company and the character of the membership of our board of directors.

Our board of directors believes that our current management structure, in which Mr. Delle Coste serves in a combined chairman and principal executive officer role, is appropriate for us at this time. Mr. Delle Coste possesses an understanding of the operational issues, opportunities, risks and challenges facing the Company and its business on a day-to-day and long-term basis. Given Mr. Delle Coste’s particular skills and knowledge, as well as our size and stage of development, we believe Mr. Delle Coste is best positioned to identify key risks and developments facing the Company to be brought to our board’s attention and to lead discussion and execution of strategy. We have not designated an independent lead director and do not intend to do so at this time.

8

Risk Oversight

Both the full board of directors and its committees oversee the various risks faced by the Company. Management is responsible for the day-to-day management of the Company’s risks and provides periodic reports to the board of directors and its committees relating to those risks and risk-mitigation efforts. Our board of directors’ oversight of risk is conducted primarily through the standing committees of the board of directors, with the audit committee taking a lead role on oversight of financial risks and in interfacing with management on significant risks or exposures and assessing the steps management has taken to minimize such risks. The audit committee also is charged with, among other tasks, oversight of management on the Company’s guidelines and policies to govern the process by which the Company’s exposure to risk is handled. Members of the Company’s management, including our principal financial officer, periodically report to the audit committee regarding risks overseen by the audit committee, including quarterly with respect to the Company’s internal control over financial reporting. The compensation committee, in consultation with management, has reviewed the design and operation of the Company’s compensation arrangements and evaluated the relationship between the Company’s risk management policies and practices and these arrangements. As a result of this review, the compensation committee has determined that the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. Our board of directors does not believe that its role in the oversight of our risks affects the board’s leadership structure.

Board of Directors and Committee Meetings

During the 2022, the board of directors met four times. Each of our directors attended at least 75% of the meetings. Each member of a committee of our board of directors attended at least 75% of meetings of all committees to which he belongs.

Attendance of Board Members at Annual Stockholder’s Meeting

The Company does not have a policy for Board meeting or committee meeting attendance because, pursuant to our bylaws, members constituting a majority of directors constitute a quorum for meetings of the board of directors and all our directors regularly attend all meetings.

Board Structure and Committees

We currently have an audit committee, a compensation committee and a nominating and governance committee. The members of the audit committee are Arnold Tinter, Steven Lang and Alexander Ware. The audit committee is primarily responsible for reviewing the services performed by our independent auditors and evaluating our accounting policies and our system of internal controls. Steven Lang, Arnold Tinter, and Alexander Ware are independent members of the audit committee, as defined below. The members of the compensation committee are Arnold Tinter, Justin Borus and Alexander Ware. The compensation committee is primarily responsible for reviewing and approving our salary and benefits policies (including stock options) and other compensation of our executive officers. The members of the nominating committee are Arnold Tinter, Steven Lang, and Isabelle Ortiz-Cochet. The nominating and governance committee is primarily responsible for overseeing corporate governance and for identifying, evaluating and recommending individuals to serve as directors of the Company.

Board Determination of Independence

We use the definition of “independence” standards as defined in the NASDAQ Stock Market Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the Company or any other individual having a relationship, which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. We have determined that five of our seven directors are independent, which constitutes a majority.

Board Diversity Matrix

On August 6, 2021, the SEC approved NASDAQ’s proposal, as amended, to implement diversity requirements for companies listed on the NASDAQ exchanges. NASDAQ stated that its goal was to “provide stakeholders with a better understanding of the company’s current board composition and enhance investor confidence that all listed companies are considering diversity in the context of selecting directors.” Generally, the new rule requires any company listed on the NASDAQ exchanges to (a) have at least two diverse directors on its board or explain why it does not meet this objective and (b) provide standardized disclosures in the form of a Board Diversity Matrix, or similar format, on the composition of its board.

9

New Nasdaq Rule 5605(f)(2) requires each NASDAQ-listed company, other than a Smaller Reporting Company, such as the Company, to have, or explain why it does not have, at least two members of its board of directors who are Diverse, including at least one Diverse director who self-identifies as Female and at least one Diverse director who self-identifies as an Underrepresented Minority or LGBTQ+. “Diverse” is defined to mean an individual who self-identifies in one or more of the following categories: (i) Female, (ii) Underrepresented Minority, or (iii) LGBTQ+. Also pursuant to the new Rule, “Female” would be defined to mean an individual who self-identifies her gender as a woman, without regard to the individual’s designated sex at birth. “Underrepresented Minority” is defined to mean an individual who self-identifies as one or more of the following: Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or Two or More Races or Ethnicities; and “LGBTQ+” would be defined to mean an individual who self-identifies as any of the following: lesbian, gay, bisexual, transgender, or as a member of the queer community.

Smaller Reporting Companies, such as the Company, can meet the diversity objective by having two female directors or one female director and one director who is an underrepresented minority or LGBTQ+. Further, companies which listed on Nasdaq after August 6, 2021, such as the Company, have until December 31, 2023 to have one diverse director. The Company is in compliance with this requirement.

The Board Diversity Matrix, which can also be found on the Company’s website, is set forth below and reports self-identified diversity statistics for the Board, as constituted prior to the Annual Meeting. Assuming the election of each of the director nominees under Proposal 1, the Matrix will remain the same.

Board Diversity Matrix (Prior to an after the completion of the Annual Meeting)
Board Size:
Total Number of Directors	7
Gender:	Female	Male	Non-Binary	Gender Undisclosed
Number of Directors Based on Gender Identity	1	6	-	-
Number of Directors Who Identify in Any of the Categories Below:
African American or Black	-	-	-	-
Alaskan Native or American Indian	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	1	6	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-	-	-	-
Demographic Background Undisclosed	-	-	-	-

Nomination of Directors

Our nominating and governance committee determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered. In general, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. In addition to the above considerations, the nominating and governance committee will consider criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; number of other board seats; and willingness to commit the necessary time to ensure an active board whose members work well together and possess the collective knowledge and expertise required by the board of directors. The nominating and governance committee will consider these same criteria for candidates regardless of whether the candidate was identified by the committee, by stockholders, or any other source.

10

The nominating and governance committee will consider qualified candidates for possible nomination that are submitted by our stockholders. Stockholders wishing to make such a submission may do so by sending the requisite information to the board of directors at the address indicated herein under the heading “Stockholder Proposals for 2023 Annual Meeting.” Any recommendations submitted by a stockholder should be in writing and should include whatever supporting material the stockholder considers appropriate in support of that recommendation, but must include the information prescribed by our bylaws and any other information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director of Barfresh, if elected.

The nominating and governance committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information provided, an indication of the candidate’s willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the nominating and governance committee. This information is evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the nominating and governance committee determines which candidate(s) to recommend to the board to submit for election at the next stockholder meeting. The nominating and governance committee uses the same process for evaluating all candidates, regardless of the original source of the nomination.

Our goal is to seek to achieve a balance of knowledge and experience on our board. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criteria for nominees. The board does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in finding director nominees.

11

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following audit committee report shall not be deemed to be “soliciting material,” is not deemed “filed” with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in such filing except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The primary purpose of the audit committee is to assist the board of directors in fulfilling its oversight responsibilities with respect to matters involving the accounting, financial reporting and internal control functions of the Company. The audit committee has sole authority to select the Company’s independent registered public accounting firm.

The audit committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm and other financial professional services providers. These services may include audit services, audit-related services, tax services and other services. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget. The Company’s independent registered public accounting firm and management report annually to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed.

Management is responsible for preparing the Company’s financial statements so that they comply with generally accepted accounting principles and fairly presents the Company’s financial condition, results of operations and cash flows; issuing financial reports that comply with the requirements of the SEC; and establishing and maintaining adequate internal control structures and procedures for financial reporting. The audit committee’s responsibility is to monitor and oversee these processes.

In furtherance of its role, the audit committee has an annual agenda, which includes periodic reviews of the Company’s internal controls and of areas of potential exposure for the Company such as litigation matters. The Committee meets at least quarterly and reviews the Company’s interim financial results and earnings releases prior to their publication.

In this context, the audit committee has reviewed and discussed with management (i) the audited financial statements of the Company for the fiscal year ended December 31, 2022, (ii) the Company’s evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2022 and (iii) the related opinion of the Company’s independent registered public accounting firm. The audit committee also has discussed with Eide Bailly LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with audit committees), as currently in effect. The audit committee also has received written disclosures and a letter from Eide Bailly LLP regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with audit committees) and has discussed with Eide Bailly LLP the independence of that firm. Based upon these materials and discussions, the audit committee has recommended to the board of directors that the Company’s audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

The Audit Committee of the Board of Directors

Arnold Tinter, Chairman

Steven Lang

Alexander Ware

12

Certain Relationships and Related Transactions

The Company’s policy with regard to related party transactions requires any related party loans that are (i) non-interest bearing and in excess of $100,000 or (ii) interest bearing, irrespective of amount, must be approved by the Company’s board of directors. All issuances of securities by the Company must be approved by the board of directors, irrespective of whether the recipient is a related party.

EXECUTIVE OFFICERS AND DIRECTORS

The following section sets forth the names, ages, and current positions with the Company held by the executive officers, directors and significant employees together with the year such positions were assumed. There is no immediate family relationship between or among any of the executive officers or significant employees, and the Company is not aware of any arrangement or understanding between any executive officer and any other person pursuant to which he was elected to his or her current position, except in the case of Isabelle Ortiz-Cochet.

Name	Age	Position
Riccardo Delle Coste	44	President, Chief Executive Officer and Chairman
Lisa Roger	57	Chief Financial Officer
Steven Lang	70	Director
Arnold Tinter	77	Secretary and Director
Joseph M. Cugine	62	Director
Alexander H. Ware	61	Director
Isabelle Ortiz-Cochet	61	Director
Justin Borus	46	Director

Riccardo Delle Coste has been the Chairman of our board of directors, President and Chief Executive Officer since January 10, 2012. He has also been the President and Chief Executive Officer of Barfresh Inc., a Nevada corporation and our wholly owned subsidiary (“Barfresh NV”), since its inception. Mr. Delle Coste is the inventor of the patented technology and the creator of Barfresh. Mr. Delle Coste developed a unique system using controlled pre-packaged portions to deliver a freshly made smoothie that is quick, cost efficient, healthy and with no waste. In building the business, he is responsible for securing new business and maintaining key client relationships. He is also responsible for the development of new product from testing to full-scale production, establishment of the manufacturing facilities that have all necessary accreditations, technology development, product improvement and research and development with new product launches. Mr. Delle Coste also has over five years of investment banking experience. Mr. Delle Coste attended Macquarie University, Sydney, Australia while studying for a Bachelor of Commerce for 3.5 years but left to pursue business interests before receiving a degree.

Lisa Roger was appointed on January 4, 2022 to serve as our Chief Financial Officer effective January 17, 2022. Ms. Roger previously served as the EVP Corporate Controller at FreshRealm, a fresh meals solution provider that partners with retailers, from May 2021 to December 2021. From March 2014 to May 2021, she held various positions with Fox Factory Inc., most recently as the Vice President, Accounting and Tax. Fox Factory Inc. is a designer, manufacturer and marketer of products and systems used primarily on bikes, side-by-sides, off-road vehicles and trucks, ATVs, snowmobiles, specialty vehicles and applications, motorcycles, and commercial trucks. Ms. Roger holds a Bachelor of Arts degree in Economics and Business from University of California, Los Angeles and a Master of Business Administration degree from University of California, Los Angeles Anderson Graduate School of Management, and is a Certified Public Accountant in the State of California (inactive status).

Steven Lang was appointed as Director of the Company on January 10, 2012. He has also served as Secretary of Barfresh NV since its inception. Prior to joining Barfresh NV, from 2003 to 2007, Mr. Lang was a director of Vericap Finance Limited, a company that specializes in providing advice to and investing in Australian companies with international growth potential. From 1990 to 1999, he served as a director of Babcock & Brown’s Australian operations where he was responsible for international structured finance transactions. Mr. Lang received a Bachelor of Commerce and a Bachelor of Laws from the University of New South Wales in 1976 and a Master of Laws from the University of Sydney in 1984. He has been a member of the Institute of Chartered Accountants in Australia and was licensed to practice foreign law in New York.

13

Arnold Tinter was appointed as Director, Chief Financial Officer and Secretary of the Company on January 10, 2012. Mr. Tinter resigned his position as Chief Financial Officer on May 18, 2015, and served temporarily as Principal Accounting Officer. Mr. Tinter founded Corporate Finance Group, Inc., a consulting firm located in Denver, Colorado, in 1992, and is its President. Corporate Finance Group, Inc., is involved in financial consulting in the areas of strategic planning, mergers and acquisitions and capital formation. He has been the chief financial officer and a director of other public companies In all of the companies his responsibilities included oversight of all accounting functions, including SEC reporting, strategic planning and capital formation. Since May 2015, he has served as chief financial officer of Bambu Franchising LLC, LLC, a privately held company that is a franchisor of Vietnamese-themed shoppes that serve drinks and desserts. Prior to 1990, Mr. Tinter was chief executive officer of Source Venture Capital, a holding company with investments in the gaming, printing and retail industries. Mr. Tinter received a B.S. degree in Accounting in 1967 from C.W. Post College, Long Island University, and is licensed as a Certified Public Accountant in Colorado.

Joseph M. Cugine was appointed as Director of the Company on July 29, 2014, and served as president of our wholly owned subsidiary, Barfresh Corporation, Inc., from April 27, 2015 to July 13, 2021. Mr. Cugine is the owner and president of Cugine Foods and JC Restaurants, a franchisee of Taco Bell and Pizza Hut in New York. He is also president and owner of Restaurant Consulting Group LLC. Prior to owning and operating his own firms, Mr. Cugine held a series of leadership roles with PepsiCo, lastly as chief customer officer and senior vice president of PepsiCo’s Foodservice division. Mr. Cugine also serves on the board of directors of The Chef’s Warehouse, Inc., a publicly traded specialty food products distributor in the U.S., as well as Ridgefield Playhouse and R4 Technology. He received his B.S. degree from St. Joseph’s University in Philadelphia.

Isabelle Ortiz-Cochet was appointed as director of the Company on December 16, 2016. She is the Chief Investment Officer for Unibel, parent company of Bel Group. Bel is an international France-based group, a world leader in branded cheese business and fruit pouches, with brands such as Laughing Cow, Mini-Babybel, Boursin or GoGo Squeez. In that position since January 2016, Ms. Ortiz-Cochet drives Unibel diversification strategy, and leads the investment portfolio development. She was previously VP Strategic Development at Bel Group Form September 2013 to December 2015. From 2007 to 2013, based out of Bel’s New York office, Ms. Ortiz-Cochet led the development of long term strategies in North and South America, as well as Marketing strategy in the region. Prior to that position, she held a number of leadership positions in marketing and global strategy at Bel out of the Paris office, at French, European and corporate levels. Isabelle began her career with Kimberly Clark in France. Isabelle earned a master’s degree from ESSEC Business School in France, and an executive MBA from HEC Business School, France.

Pursuant to the investor rights agreement between Barfresh and Unibel dated November 23, 2016, Unibel is entitled to appoint one director to the board of directors of Barfresh, which director is entitled to sit on each committee of the board of directors selected by Unibel, unless Unibel has beneficial ownership of less than: (i) 75.0% of its Shares; and (ii) 5.0% of the company’s issued and outstanding common stock. Unibel has designated Isabelle Ortiz-Cochet as its board designee. Barfresh has agreed to call stockholder meetings whenever necessary to ensure Unibel’s designee is elected as a director. At any time that Unibel’s designee is not a director, Unibel’s designee will be entitled to be a board observer. Riccardo Delle Coste, Steven Lang and their respective affiliates have agreed to vote their shares in favor of Unibel’s designee.

Alexander H. Ware was appointed as director of the company on July 13, 2016. Currently, Mr. Ware serves as advisor to Foodsby, Inc. From September 2018 to December 2021, Mr. Ware served as President of Foodsby, Inc., a fast-growing meal ordering platform for office buildings. Previously, he served as Interim President, and Executive Vice President and Chief Financial Officer of Buffalo Wild Wings from October 2016 to 2018. From 2012 through 2016, Mr. Ware was Executive Chairman of MStar Holding Corporation (MicroStar), and had served as Interim Chief Executive Officer in 2013. Prior to MicroStar, he served as a Senior Advisor and previously as Executive Vice President of Strategic Development of Pohlad Companies, a family office, from 2010 to 2015. Starting in 1994, he served in increasing capacities at PepsiCo, then PepsiAmericas, Inc. culminating as Executive Vice President and Chief Financial Officer from 2005 to 2010. Previously, he was a Senior Associate at Booz Allen Hamilton, Inc. from 1990 to 1994. Mr. Ware received his Bachelor of Arts degree in Economics from Hampden-Sydney College and his Master of Business Administration from the Darden Graduate School of Business at the University of Virginia. In addition to Barfresh, Mr. Ware currently serves on the board of MStar Holding Corporation and on the advisory board of Stonearch Capital.

14

Justin Borus was appointed as a Director of the Company on April 29, 2020. Mr. Borus has approximately 20 years of capital markets expertise. He has been the Chief Investment Officer of Ibex Investors, LLC, a firm focused on niche, differentiated strategies including microcap companies for over 10 years. Prior to joining Ibex, he worked in both the private equity and investment banking groups at Bear, Stearns & Co. Inc. in New York and London. Mr. Borus has served on the Board of Directors of several non-profits including the Anti-Defamation League and Colorado Public Radio.

Employment Agreements

On April 27, 2015, Smoothie, Inc. entered into an executive employment agreement with Riccardo Delle Coste, its Chief Executive Officer and director. Mr. Delle Coste is also the Chief Executive Officer and Chairman of the Company. Pursuant to the employment agreement, he receives a base salary of $350,000 and performance bonuses of 75% of his base salary based on mutually agreed upon performance targets. The performance bonus for 2022 was structured as a performance share unit (PSU) for a target award of 41,667, under which 33% could be earned for each of Company revenue and adjusted EBITDA targets, and 34% based on achievement of individual goals, with additional time-based vesting on 34% of the award. In addition, Mr. Delle Coste receives up to an additional 19,231 options, on an annual basis. All options and PSUs granted under the employment agreement are subject to the Company’s 2015 Equity Incentive Plan.

On January 1, 2022, Lisa Roger agreed to serve as the Company’s Chief Financial Officer effective January 17, 2022. Her offer of employment provided for a base salary of $275,000 and performance bonuses of up to 25% of her base salary, based upon performance targets determined by the Board of Directors. In addition, Ms. Roger was granted 8-year options to purchase up to 15,385 shares of common stock of Barfresh, half of which vests January 17, 2024, with the remaining half vesting January 17, 2025. In addition, Ms. Roger was granted 7,693 shares, half of which vests January 17, 2024, with the remaining half vesting January 17, 2025. The performance bonus for 2022 was structured as a PSU for a target award of 15,278, under which 25% could be earned for each of Company revenue and adjusted EBITDA targets, and 50% based on achievement of individual goals. The options, restricted shares and PSUs are subject to the Company’s 2015 Equity Incentive Plan.

Code of Ethics

Our Chief Executive Officer and Chief Financial Officer are bound by a Code of Ethics that complies with Item 406 of Regulation S-K of the Exchange Act.

EXECUTIVE COMPENSATION

Overview

The compensation committee sets the compensation of our executive officers. Our objectives with respect to compensation of our executive officers are to: (1) link executive compensation to our business strategy execution and performance; (2) offer compensation designed to attract, retain and reward key executive officers; and (3) offer salary, cash bonus and incentive compensation pay opportunities that are competitive in the marketplace, recognize achievement of our business strategy objectives, and align the long-term interests of executive officers with those of our stockholders. The primary objectives that we consider are market penetration of product, revenue growth, and analysis of our financial performance as compared to our internal plans and projected forecasts.

The material elements of our compensation program for our Named Executive Officers are annual cash compensation, annual incentive compensation and long-term incentive compensation. Our Named Executive Officers are eligible to participate in our health and welfare benefit plans generally available to our other employees.

The following table summarizes all compensation for the fiscal years ending December 31, 2022 (“2022”) and December 31, 2021 (“2021”) received by our “Named Executive Officers”:

15

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock awards ($)		Option awards ($)		All other compensation ($)		Total ($)
Riccardo Delle Coste,	2022	375,000	28,161	(1)	-0-		102,733	(2)	10,800	(3)	516,694
Chief Executive Officer	2021	397,031	-0-		-0-		75,960	(4)	10,800	(3)	483,791

Lisa Roger,	2022	260,544	55,661	(6)	45,774	(7)	65,043	(8)	-0-		427,021
Chief Financial Officer (5)

(1)	Represents the grant date fair value of PSUs earned for achievement of individual performance goals under the 2022 performance bonus. The amount recognized as PSU expense was cash-settled in 2023.

(2)	Represents a stock option grant of 19,231 option shares issued 4/27/22 with an exercise price of $6.79, which vests in equal increments on each of the first, second and third anniversaries of the grant date.
(3)	Represents the car allowance paid to Mr. Delle Coste.

(4)	Represents a stock option grant of 19,231 option shares issued 4/27/2021 with an exercise price of $5.72, which vests in equal increments on each of the first, second and third anniversaries of the date of grant.

(5)	Ms. Roger was appointed to serve as our Chief Financial Officer effective January 17, 2022.

(6)	Represents an award of 5,000 shares with a grant date fair value of $22,500. Additionally, includes $33,151 representing the grant date fair value of PSUs earned for achievement of individual performance goals under the 2022 performance bonus. The amount recognized as PSU expense was cash-settled in 2023.

(7)	Represents an award of 7,693 shares of restricted stock made January 17, 2022, half of which vests January 17, 2024, with the remaining vesting January 17, 2025.

(8)	Represents a stock option grant of 15,385 shares granted January 17, 2022 with an exercise price of $5.95, half of which vests 2 years after the date of grant with the remaining half vesting 3 years after date of grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date
Riccardo Delle Coste	19,231	(1)			8.97	4/27/23
	19,231	(1)			7.93	5/27/24
	9,616	(1)			9.36	11/25/24
	19,231	(1)			9.36	4/27/25
	19,231	(1)			7.15	9/15/25
	19,231	(1)			6.76	7/26/26
	19,231	(1)			5.85	5/20/27
	12,821	(2)	6,410	(2)	4.94	4/25/28
	6,410	(2)	12,821	(2)	5.72	4/27/29
	0	(2)	19,231	(2)	6.79	4/27/30

Lisa Roger	0	(3)	15,385	(3)	5.95	1/17/30

(1)	Fully vested.
(2)	Vests ratably in equal increments on the first, second and third anniversary of the date of grant of the option.
(3)	50% of the option vests on January 17, 2024 and the remaining 50% vests January 17, 2025.

16

DIRECTOR COMPENSATION

The following table summarizes the compensation paid to our directors that were not employees for the fiscal year ended December 31, 2022. A director who is a Company employee does not receive any compensation for service as a director. The compensation received by directors that are employees of the Company is shown above in the summary compensation table. We reimburse all directors for expenses incurred in their capacity as directors.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Total ($)
Arnold Tinter	50,000	-0-	-0-	50,000
Steven Lang	50,000	-0-	-0-	50,000
Isabelle Ortiz-Cochet	-0-	-0-	50,000	50,000
Alex Ware	-0-	50,000	-0-	50,000
Justin Borus	-0-	-0-	-0-	-0-
Joseph Cugine	-0-	50,000	-0-	50,000

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information, as of December 31, 2022, with respect to equity securities authorized for issuance under our equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, RSUs, PSUs, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in Column a

Equity compensation plans approved by security holders (1)	742,500	$7.30	295,401
Equity compensation plans not approved by security holders	-	$-	-

TOTAL	742,500	$7.30	295,401

(1)	The weighted-average price does not take RSUs and PSUs into account.

17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our shares of common stock beneficially owned as of April 17, 2023 for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding shares of common stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants or otherwise. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of April 17, 2023. As of April 17, 2023, the Company had 13,002,603 shares of common stock outstanding. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of April 17, 2023 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

	Common Stock
Name and address of beneficial owner (1)	Amount and nature of beneficial ownership	Percent of class o/s
Riccardo Delle Coste (2) (3) (4) (5)	1,870,312	14.1%

Justin Borus (6) (7) (8)	1,744,183	13.1%

Steven Lang (9) (10) (11) (12)	1,587,520	12.2%

Joe Cugine (13) (14) (15)	324,899	2.5%

Alexander Ware (16) (17)	79,440	0.6%

Isabelle Ortiz-Cochet (18) (19) 2 Allee De Longchamp Suresnes, France	78,586	0.6%

Arnold Tinter (20)	61,540	0.5%

Lisa Roger (21)	10,649	0.1%

All directors and officers as a group (8 persons)	5,757,129	41.5%

Unibel, 2 Allee De Longchamp Suresnes, France 92150(22)	1,630,148	12.4%

IBEX Investors LLC(23) 260 N Josephine Street, Suite 300, Denver, CO 80206	1,249,444	9.5%

Bleichroeder LP 1345 Avenue of the Americas, 47th Floor, New York, NY 10105 (24)	800,287	6.2%

1	The address of those listed, except as noted is c/o Barfresh Food Group Inc., 3600 Wilshire Blvd., Suite 1720 Los Angeles CA 90010.
2	Mr. Delle Coste is the Chief Executive Officer, President and a Director of the Company.

18

3	Includes 1,501,880 shares owned by R.D. Capital Holdings PTY Ltd. and of which Riccardo Delle Coste is deemed to be a beneficial owner, and 6,782 shares owned by Delle Coste Family Trust, of which Riccardo Delle Coste is the beneficiary.

4	Includes 163,464 shares issuable under exercisable options granted.

5	Includes 1,867 shares underlying warrants issued in connection with promissory notes the holder of which is Riccardo Delle Coste or R.D. Capital Holdings PTY Ltd. and of which Riccardo Delle Coste is deemed to be a beneficial owner and 131,309 shares underlying warrants issued in connection with deferred compensation.

6	Mr. Borus is a Director of the Company.

7	Includes 1,110,982 shares owned by Ibex Microcap Fund LLLP, of which Justin Borus is the manager of the investment manager and general partner, respectively, and deemed to be a beneficial owner.

8	Includes 138,462 shares underlying warrants issued to Ibex Microcap Fund LLLP in connection with the purchase of common stock.

9	Mr. Lang is a Director of the Company.

10	Includes 1,471,323 shares owned by Sidra Pty Limited and 43,852 shares by Hodumo Pty Ltd of which Steven Lang is deemed to be a beneficial owner.

11	Includes 35,098 shares underlying options granted.

12	Includes 11,200 shares underlying warrants issued in connection with promissory notes the holder of which is Hodumo Pty Limited, of which Steven Lang is deemed to be a beneficial owner.

13	Mr. Cugine is a Director of the Company.

14	Includes 116,017 shares issuable under exercisable options granted.

15	Includes 23,127 shares underlying warrants issued in connection with purchase of common shares.

16	Mr. Ware is a Director of the Company.

17	Includes 57,959 shares owned by The Alexander Ware Revocable Trust of which Mr. Ware is deemed to be a beneficial owner.

18	Ms. Ortiz-Cochet is a Director of the Company.

19	Includes 78,586 shares underlying options granted.

20	Mr. Tinter is the Secretary and a Director of the Company.

21	Ms. Roger is the Chief Financial Officer of the Company.

22	Includes 41,284 shares underlying warrants issued in connection with the conversion of a promissory note.

23	Includes 138,462 shares underlying warrants issued in connection with the purchase of common stock

24	Bleichroeder LP is deemed to be the beneficial owner of these shares as a result of acting as investment adviser to various clients. Clients of Bleichroeder have the right to receive and the ultimate power to direct the receipt of dividends from, or the proceeds of the sale of, such securities.

19

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and executive officers and beneficial holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities.

To our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to Barfresh under 17 CFR 240.16a-3(e) during our most recent fiscal year and Forms 5 and amendments thereto furnished to Barfresh with respect to our most recent fiscal year or written representations from the reporting persons, we believe that during the fiscal year ended December 31, 2022 our directors, executive officers and persons who own more than 10% of our common stock complied with all Section 16(a) filing requirements with the exception of Riccardo Delle Coste, who had a late filing of a Form 4 reporting one transaction.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF EIDE BAILLY LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has reappointed Eide Bailly LLP to audit our consolidated financial statements for fiscal 2023. Eide Bailly LLP, an independent registered public accounting firm, has served as our independent auditor continuously since March 7, 2012. A representative from Eide Bailly LLP is not expected to be present at the annual meeting.

Although stockholder ratification of the appointment is not required by law, we desire to solicit such ratification as a matter of good corporate governance. If the appointment of Eide Bailly LLP is not approved by a majority of the shares cast at the annual meeting, the audit committee will consider the appointment of another independent registered public accounting firm for fiscal 2023.

Vote Required

Ratification of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast. For purposes of the vote on Proposal 2, abstentions and broker non-votes will not be counted as votes cast and thus will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 2. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the ratification of the selection of Eide Bailly as the Company’s independent registered public accounting firm.

The board of directors recommends a vote “for” ratification of the appointment of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Independent Registered Public Accounting Firm Fee Information

Aggregate fees for professional services rendered to the Company by Eide Bailly LLP for the years ended December 31, 2022 and December 31, 2021 were as follows.

	2022	2021
Audit fees	$86,000	$81,000
Audit related fees	-	-
Tax fees	17,000	8,100
All other fees	-	-
Total	$103,000	$89,100

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-K, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

20

Audit Fees. The aggregate fees billed for the years end December 31, 2022 and December 31, 2021 were for the audits of our financial statements and reviews of our interim financial statements included in our annual and quarterly reports.

Audit Related Fees. Eide Bailly LLP did not provide us with audit related services for the years ended December 31, 2022 or December 31, 2021, that are not reported under Audit Fees.

Tax Fees. The aggregate tax fees billed for the years end December 31, 2022 and 2021 related to the preparation of corporate income tax returns.

All Other Fees. Eide Bailly LLP did not provide us with professional services related to “Other Fees” for the years ended December 31, 2022 or December 31, 2021.

Audit Committee Pre-Approval Policies and Procedures

Under the SEC’s rules, an audit committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the audit committee’s responsibility for administration of the engagement of the independent registered public accounting firm. The Company has established an Audit Committee. Accordingly, audit services and non-audit services described hereinabove were pre-approved by an Audit Committee.

There were no hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

PROPOSAL 3: ADOPTION OF 2023 EQUITY INCENTIVE PLAN

Background

On April 27, 2015, our Board unanimously approved and adopted the Barfresh Food Group Inc. 2015 Equity Incentive Plan (the “2015 Plan”), which became effective when it was approved by the holders of a majority of our issued and outstanding shares of common stock on May 8, 2015. The 2015 Plan permitted the grant of incentive and non-qualified stock options and other stock-based awards to employees and consultants.

On March 15, 2023, our Board approved, and recommended that the Company’s stockholders approve, the 2023 Equity Incentive Plan (the “2023 Plan”), as the Company has nearly exhausted the number of shares issuable under stock-based awards and options that may be granted under the 2015 Plan.

The Board believes that it is important for the Company to have a comprehensive equity incentive plan in place so that the Company can attract, retain and incentivize the Company’s officers, directors, employees, and service providers, whose contributions are important to the Company’s success. The Board believes that it is in the best interests of the Company and its stockholders to adopt the 2023 Plan so that the Company can continue to be able to issue certain stock-based awards, including performance-based awards, to officers, directors, employees, and service providers, which allows such officers, directors, employees, and service providers to acquire or increase their ownership stake in the Company, thereby aligning their interests with those of the Company’s stockholders.

The 2023 Plan, if approved by stockholders, will replace the 2015 Plan. If the 2023 Plan is approved by stockholders, no further grants of awards will be made under the Company’s 2015 Plan, and any awards that are cancelled or expire under the 2015 Plan will not be reissued. If stockholders do not approve the 2023 Plan, the 2023 Plan will not be effective and the 2015 Plan will remain in effect in accordance with its terms until its expiration.

21

Summary of the Plan

The following summary of the material terms of the Plan is qualified in its entirety by reference to the complete text of the Plan as set forth in Appendix A to this Information Statement. Capitalized terms not otherwise defined in this summary have the meanings ascribed to them in the Plan. You should read the complete text of the Plan for more details regarding the operation of the Plan.

Purpose. The Barfresh Food Group Inc. 2023 Equity Incentive Plan has two complementary purposes: (a) to attract and retain outstanding individuals to serve as officers, employees, directors, consultants and advisors to the Company and its Affiliates, and (b) to increase stockholder value. The Plan will provide participants with incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s Common Stock or receive monetary payments based on the value of such Common Stock, on the potentially favorable terms that this Plan provides.

Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors, or, if none has been established, by the Board (referred to herein as the “Committee”). The Committee has full authority to administer this Plan, including the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in any Award or agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan into effect, and (iv) make all other determinations necessary or advisable for the administration of this Plan. All actions or determinations of the Committee are made in its sole discretion and will be final and binding on any person with an interest therein.

Eligible Participants. Incentive stock options may be granted under the 2023 Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers and employees providing services to the Company or an affiliate in a foreign country through an agreement with such country or an agency), directors, and service providers of both the Company and its affiliates are eligible to receive all other types of awards under the 2023 Plan. No incentive stock option may be granted under the 2023 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2023 Plan and all other such plans of the Company and its Affiliates) may not exceed $100,000.

Shares Subject to the Stock Plan. The maximum number of shares of our common stock that may be issued pursuant to awards under the Plan is 650,000 shares. If an Award lapses, expires, terminates or is cancelled without the issuance of Shares or payment of cash under the Award, then the Shares subject to or reserved for in respect of such Award, or the Shares to which such Award relates, may again be used for new Awards, including issuance pursuant to incentive stock options. If any shares subject to an award are not delivered to a participant because such shares are withheld for the payment of taxes or the award is exercised through a “cashless exercise,” or if shares subject to an award are withheld to satisfy tax withholding obligations related to such award, such shares shall no longer be available for the grant of awards under the 2023 Plan.

Stock Options. the Committee will determine all terms and conditions of each Option, including but not limited to:

(a) Whether the Option is an incentive stock option or a nonqualified stock option; provided that in the case of an incentive stock option, if the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which such option and all other incentive stock options issued under this Plan (and under all other incentive stock option plans of the Company or any Affiliate that is required to be included under Code Section 422) are first exercisable by the Participant during any calendar year exceeds $100,000, such Option automatically shall be treated as a nonqualified stock option to the extent this limit is exceeded. Only employees of the Company or a Subsidiary are eligible to be granted incentive stock options;

22

(b) The number of Shares subject to the Option;

(c) The exercise price per Share, which may not be less than the Fair Market Value of a Share as determined on the date of grant; provided that an incentive stock option granted to a 10% Owner-Employee must have an exercise price that is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant;

(d) The terms and conditions of exercise; and

(e) The termination date, except that each Option must terminate no later than the tenth (10th) anniversary of the date of grant and each incentive stock option granted to any 10% Owner-Employee must terminate no later than the fifth (5th) anniversary of the date of grant.

Stock Appreciation Rights, Performance Share Awards, Restricted Stock and Restricted Stock Unit Awards. The Committee will determine all terms and conditions of each award of Stock Appreciation Rights, Performance Share Awards, Restricted Stock and Restricted Stock Units.

Transferability of Awards. Except as set forth in Section 15 of the Plan, each award granted under the Plan is not transferable other than by will or the laws of descent and distribution, or to a revocable trust, or as permitted by Rule 701 of the Securities Act.

Effects of Certain Corporate Transactions. In the event of a merger, sale of all or substantially all of the assets of the Company or other change of control transaction, unless otherwise determined by the Board, all outstanding awards will be subject to the agreement governing such merger, asset sale or other change of control transaction. Such agreement need not treat all such awards in an identical manner, and it will provide for one or more of the following with respect to each award: (i) the continuation of the award, (ii) the assumption of the award, (iii) the substitution of the award, or (iv) the vesting or earning of the award. I

Term and Amendment. Subject to the right of Committee to terminate the Plan earlier pursuant to Section 12(b) of the Plan, the Plan shall terminate on, and no Awards may be granted after the tenth (10th) anniversary of the Plan’s effective date. No amendment or termination of the 2023 Plan shall adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. Additionally, no action may be taken by the Board without stockholder approval to (i) materially increase the number of shares subject to the Plan or expand the class of individuals eligible to receive an award, or (ii) otherwise implement any amendment required to be approved by stockholders to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein.

Reasons for Stockholder Approval of the 2023 Plan

The Board seeks approval of the 2023 Plan by stockholders to meet requirements of the Nasdaq Stock Market and to permit the grant of stock-based awards to our officers, directors, employees, and service providers. In addition, the Board regards stockholder approval of the 2023 Plan as desirable and consistent with corporate governance best practices.

The market for quality personnel is competitive, and the ability to obtain and retain competent personnel is of great importance to the Company’s business operations. We believe that adoption of the 2023 Plan will enhance our ability to attract and retain highly qualified officers, directors, employees, and service providers, and to motivate such individuals to serve the Company and to expend maximum effort to improve our business results by providing to those individuals an opportunity to acquire or increase a direct proprietary interest in our operations and future success. The 2023 Plan also will allow us to promote greater ownership in our Company by our service providers in order to align their interests more closely with the interests of our stockholders.

In addition, stockholder approval will permit designated stock options granted over the next 10 years to qualify as incentive stock options under the Internal Revenue Code (the “Code”). Such qualification can give the holder of the options more favorable tax treatment, as explained below.

23

New Plan Benefits

Based upon the Board’s approval of the 2023 Plan, it is anticipated that PSUs may be granted to employees prior to the Annual Meeting under the 2023 Plan. Future awards to the Company’s executive officers and employees are discretionary. Therefore, at this time the benefits that may be received by the Company’s executive officers and other employees if the Company’s stockholders approve the 2023 Plan cannot be determined. Because the value of stock issuable to the Company’s non-employee directors under the 2023 Plan will depend on the fair market value of the Company’s common stock at future dates, it is not possible to determine exactly the benefits that might be received by the Company’s non-employee directors under the 2023 Plan.

Federal Income Tax Information

The following is a brief summary of the current federal income tax consequences that generally apply with respect to awards that may be granted under the 2023 Plan and is based upon laws, regulations, rules and decisions now in effect, all of which are subject to change. The following summary is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2023 Plan. This summary does not describe any foreign, state or local tax consequences, or various other rules that could apply to a particular individual or to the Company and its subsidiaries under certain circumstances (and references to the Company in this section include the applicable subsidiary, if any). This summary is not tax advice and is not intended or written to be used (and cannot be used by any taxpayer) to avoid penalties that may be imposed on a taxpayer. Tax implications may vary due to individual circumstances. Participants should consult their personal tax advisors about the tax consequences related to awards under the 2023 Plan. Tax consequences are not guaranteed.

Incentive Stock Options. Incentive stock options under the 2023 Plan are intended to be eligible for the federal income tax treatment accorded “incentive stock options” under the Code.

There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may give rise to or increase alternative minimum tax liability for the participant.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options, Restricted Stock Purchase Awards, Restricted Stock Units and Stock Bonuses. Nonstatutory stock options, restricted stock purchase awards, restricted stock units and stock bonuses granted under the 2023 Plan generally have the federal income tax consequences described below.

There generally are no tax consequences to the participant or the Company by reason of the grant of these awards. However, if the exercise price of a nonstatutory stock option can, at any time, be less than the fair market value of the stock on the grant date, Section 409A of the Code imposes ordinary income and employment tax liability on the participant as the option vests in an amount equal to the difference between the fair market value of the stock on the vesting date and the exercise price. In addition, Section 409A imposes a penalty of 20% of such amount and an interest charge. The Company would be responsible for withholding these tax amounts. Upon acquisition of the stock under any of these awards (or settlement of restricted stock units in cash), the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

24

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Dividends and Dividend Equivalent Rights. No taxable income should be recognized upon receipt of a dividend equivalent right award in connection with the receipt of another award under the 2023 Plan. A participant will recognize ordinary income in the year in which a dividend or distribution, whether in cash, securities or other property, is paid on an unrestricted basis to the participant. The amount of that income will be equal to the fair market value of the cash, securities or other property received. The Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized, and the Company will generally be entitled to a business expense deduction equal to the amount of the taxable ordinary income recognized by the participant at the time the dividend or distribution is paid to such participant. That deduction will generally be taken for the taxable year in which such ordinary income is recognized.

Section 162(m) of the Code. Section 162(m) of the Code limits deductibility of compensation in excess of $1 million paid to certain executives. The Compensation Committee intends to maximize the tax deductibility of compensation paid to executive officers where possible. However, the Compensation Committee may authorize the payment of compensation to our executive officers that may not be deductible due to the limit imposed by Section 162(m) of the Code in order to continue to attract and retain superior talent.

Sections 280G and 4999 of the Code. Sections 280G and 4999 of the Code impose penalties on persons who pay and persons who receive so-called excess parachute payments. A parachute payment is the value of any amount that is paid to Company officers (or other disqualified individuals) on account of a change in control. If total parachute payments from all sources, including but not limited to stock-based compensation plans, equal or exceed three times an officer’s (or other disqualified individual’s) base amount, meaning his or her five year average taxable compensation, a portion of the parachute payments above one times the base amount will constitute an excess parachute payment. Because of Section 4999 of the Code, the officer (or other disqualified individual) must pay an excise tax equal to 20% of the total excess parachute payments. This tax is in addition to other federal, state, and local income, wage, and employment taxes imposed on the individual’s change in control payments. Moreover, because of Section 280G of the Code, the company paying the compensation is unable to deduct the excess parachute payment.

Benefits to which participants are entitled under the 2023 Plan and associated award agreements could constitute parachute payments under Sections 280G and 4999 of the Code if a change in control of the Company occurs. If this happens, the value of each participant’s parachute payment arising under the 2023 Plan must be combined with other parachute payments the same participant may be entitled to receive under other agreements or plans with the Company or a related entity, such as an employment agreement or a severance agreement.

Section 409A of the Code. Section 409A of the Code provides requirements for certain nonqualified deferred compensation arrangements. If applicable, Section 409A of the Code also imposes penalties (including an additional 20% tax) on the recipient of deferred compensation in the event such compensation fails to comply with Section 409A of the Code. Furthermore, if applicable, Section 409A of the Code imposes certain tax reporting on the Company if such deferred compensation does not comply with Section 409A requirements. Unless otherwise provided by the Compensation Committee, awards granted under the 2023 Plan generally are intended to either comply with or meet the requirements for an exemption from Section 409A of the Code. The Company does not guarantee to any participant that the 2023 Plan or any award granted under the 2023 Plan complies with or is exempt from Section 409A of the Code, and the Company will not have any liability to, or obligation to indemnify or hold harmless, any individual with respect to any tax consequences that arise from any such failure to comply with or meet an exemption under Section 409A of the Code.

25

Registration with the SEC

The Company intends to file a registration statement on Form S-8 relating to the issuance of our common stock under the 2023 Plan with the SEC pursuant to the Securities Act as soon as practicable after approval of the 2023 Plan by our stockholders.

Effects of the 2023 Plan

As a result of the 2023 Plan (if this Proposal is approved by our stockholders), the Company will be able to grant awards to eligible recipients including officers, employees, directors, and service providers of the Company and its affiliates, and persons who are reasonably expected to become officers, directors, employees, and service providers. The issuance in the future of awards under the 2023 Plan consisting of full value awards and options to purchase shares of the Company’s common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the holders of the currently outstanding shares of the Company’s common stock. The increase in the number of authorized but unissued shares of common stock that may be issued as awards under the 2023 Plan may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company’s Certificate of Incorporation or Bylaws. Holders of shares of the Company’s common stock have no preemptive or other subscription rights.

Interest of Certain Persons in Matters to be Acted Upon

Other than with respect to any future receipt of awards under our 2023 Plan (if this Proposal is approved by our stockholders), none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Meeting as described in this Proxy Statement.

Vote Required

The adoption of our 2023 Equity Incentive Plan requires the affirmative vote of a majority of the shares of common stock present and voting at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as “against” votes. Broker non-votes are not counted towards a quorum and are also not counted for any purpose in determining whether this matter has been approved.

The board unanimously recommends a vote “for” the proposal to approve the adoption of the 2023 Equity Incentive Plan.

26

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials addressed to those stockholders. This practice, known as “householding”, is designed to reduce the volume of duplicate information and reduce printing and postage costs.

If you and others who share your mailing address own our common stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement or Notice of Internet Availability of Proxy Materials from each company whose stock is held in such accounts. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of our proxy statement and annual report or Notice of Internet Availability of Proxy Materials has been sent to your address.

We will promptly deliver separate copies of our proxy statement and annual report at the request of any stockholder who is in a household that participates in the householding of our proxy materials. You may send your request by mail to Barfresh Food Group Inc., 3600 Wilshire Boulevard Suite 1720, Los Angeles, CA 90010, attention: Arnold Tinter, Secretary or by telephone at (310) 598-7113.

STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

Stockholder proposals for inclusion in our proxy statement: If a stockholder wishes to present a proposal to be included in our proxy statement and form of proxy for the 2024 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC and namely, Securities Exchange Act Rule 14a-8. One of the requirements is that the proposal be received by our Secretary no later than December 30, 2023, which is 120 calendar days before April 28, 2024 - the anniversary date of this Proxy Statement was released to stockholders in connection with the 2023 Annual Meeting. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s Annual Meeting on June 13, 2023, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals we receive after that date will not be included in the proxy statement for the 2024 Annual Meeting of Stockholders.

Other stockholder proposals: A stockholder proposal not included in our proxy statement for the 2024 Annual Meeting of Stockholders will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our bylaws. The bylaws provide that we must have received the stockholder’s notice no more than 120 days in advance of the one-year anniversary of the date of the previous year’s Annual Meeting of Stockholders. To be timely, a stockholder proposal not included in our proxy statement for the 2024 Annual Meeting of Stockholders must be received by our Secretary no later than December 30, 2023, provided, however, that if the date of the annual meeting is more than thirty (30) days before or sixty (60) days after such anniversary date, such notice will be timely only if so delivered or mailed and received no later than the later of one hundred twenty (120) days prior to the date of the meeting or ten (10) days after the first public announcement of the date of the annual meeting. Except to the extent otherwise required by law, the adjournment of a meeting of stockholders shall not commence a new time period for the giving of a stockholder’s notice as describe above. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure and provisions of our bylaws.

We urge stockholders to submit all proposals by Certified Mail - Return Receipt Requested. Stockholder proposals should be sent to 3600 Wilshire Boulevard Suite 1720, Los Angeles, CA 90010, attention: Arnold Tinter, Secretary.

STOCKHOLDER ADVISORY VOTES

The current frequency of stockholder advisory vote on the compensation paid to our Named Executive Officers is every three years. The next stockholder advisory vote on the compensation paid to our Named Executive Officers and on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers will occur at the Company’s 2025 annual meeting.

27

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

The Board does not intend to present for action at this annual meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the annual meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

By Order of the Board of Directors,

/s/ Riccardo Delle Coste
Riccardo Delle Coste
Chairman and Chief Executive Officer
April __, 2023

28

Appendix A

BARFRESH FOOD GROUP INC.

2023 EQUITY INCENTIVE PLAN

1. PURPOSE. The Barfresh Food Group Inc. 2023 Equity Incentive Plan has two complementary purposes: (a) to attract and retain outstanding individuals to serve as officers, Employees, Directors, and Consultants to the Company and its Affiliates, and (b) to increase stockholder value. The Plan will provide participants with incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s Common Stock or receive monetary payments based on the value of such Common Stock, on the potentially favorable terms that this Plan provides.

2. EFFECTIVE DATE. The Plan shall become effective upon its adoption by the Board of Directors of the Company, subject to approval by the stockholders of the Company within twelve (12) months of the effective date. Any Awards granted under the Plan prior to such stockholder approval shall be conditioned on such approval.

3. DEFINITIONS. Capitalized terms used in this Plan have the following meanings:

(a) “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company within the meaning of Code Sections 414(b) or (c), provided that, in applying such provisions, the phrase “at least fifty percent (50%)” shall be used in place of “at least eighty percent (80%)” each place it appears therein; and provided further that for Options and Stock Appreciation Rights an “Affiliate” shall be an entity with respect to which the Common Stock will qualify as “service recipient stock” within the meaning of Section 409A.

(b) “Award” means a grant of Options (as defined in Section 3(s) hereof), Stock Appreciation Rights (as defined in Section 3(bb) hereof), Performance Share Awards (as defined in Section 3(v) hereof), Restricted Stock (as defined in Section 3(x) hereof), and/or Restricted Stock Units (as defined in Section 3(y) hereof).

(c) “Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means:

(i) With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise: (A) If the Employee or Consultant is party to an employment or service agreement with the Company or its Affiliates and such agreement provides for definition of Cause, the definition contained therein; or (B) if no such agreement exists, or if such agreement does not define Cause: (1) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (2) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (3) gross negligence or willful misconduct with respect to the Company or an Affiliate; (4) material violation of state or federal securities laws; or (5) material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.

(ii) With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (A) malfeasance in office; (B) gross misconduct or neglect; (C) false or fraudulent misrepresentation including the Director’s appointment; (D) willful conversion of corporate funds; or (E) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

(f) “Change of Control” shall mean the occurrence of any one or more of the following:

(i) The sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of substantially all of the assets of the Company to any person; or

(ii) Any person becomes the beneficial owner (except that a person shall be deemed to have beneficial ownership of all Shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) directly or indirectly of more than fifty percent (50%) of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise; or

(iii) A change in the composition of the Board such that individuals who, as of the beginning of any period of twenty-four (24) months determined on a rolling basis (the “measurement date”), constitute the Board (the “Incumbent Board”) cease for any reason to constitute a majority of the Board; provided, however, that any individual who becomes a member of the Board subsequent to the measurement date, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of a majority of those individuals then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of Board membership occurs as a result of either an actual or threatened election contest with respect to the election or removal of Directors of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board shall not be so considered as a member of the Incumbent Board.

(iv) Notwithstanding the foregoing, (A) if any payment or benefit pursuant to an Award is “nonqualified deferred compensation” under Code Section 409A to which an exception to Code Section 409A does not apply, and the payment or benefit of such Award is triggered by a Change in Control, the events described above shall not constitute a Change in Control with respect to such nonqualified deferred compensation unless the event constitutes a change in ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, as described in Code Section 409A; and (B) for the avoidance of doubt, a Change of Control shall not be deemed to have occurred as a result of a sale or other disposition of any Affiliate (or any Affiliate’s assets) by which a Participant may be employed.

Barfresh Food Group Inc. 2023 Equity Incentive Plan – page 2

(f) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(g) “Committee” means the Compensation Committee of the Board (or a successor committee with similar authority) or if no such committee is named by the Board, than it shall mean the Board.

(h) “Common Stock” means the Common Stock of the Company, par value $0.000001 per share, or any such other securities of the Company into which such common stock shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares, or similar transaction; provided, however, that such other securities shall, for Options and Stock Appreciation Rights, always constitute “service recipient stock” within the meaning of Code Section 409A.

(i) “Company” means Barfresh Food Group Inc., a Delaware corporation, or any successor thereto.

(j) “Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

(k) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

(l) “Director” means a member of the Board.

(m) “Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an incentive stock option pursuant to Section 7(e) hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an incentive stock option pursuant to Section 7(e) hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

Barfresh Food Group Inc. 2023 Equity Incentive Plan – page 3

(n) “Employee” means any person, including an officer or Director, employed by the Company or an Affiliate; provided, that for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. Any reference to a specific provision of the Exchange Act shall be deemed to include any successor provision thereto.

(p) “Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

(q) “Good Reason” means, unless the applicable Award Agreement states otherwise:

(i) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(ii) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (A) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (B) a material reduction in the Participant’s base salary or bonus opportunity; or (C) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

(r) “Issued Shares” means, collectively, all outstanding Shares issued pursuant to an Award and all Option Shares.

(s) “Option” means the right to purchase Shares at a stated price upon and during a specified time. “Options” may either be “incentive stock options” which meet the requirements of Code Section 422, or “nonqualified stock options” which do not meet the requirements of Code Section 422.

Barfresh Food Group Inc. 2023 Equity Incentive Plan – page 4

(t) “Option Shares” mean outstanding Shares that were issued to a Participant upon the exercise of an Option.

(u) “Participant” means an officer or other Employee, Director or Consultant of the Company or its Affiliates, or an individual that the Company or an Affiliate has engaged to become an officer or Employee, or a Consultant who provides services to the Company or its Affiliates, including a non-employee Director of the Board, whom the Committee designates to receive an Award.

(v) “Performance Share Award” means the right to receive actual shares of Common Stock or share units to the extent the Company, Subsidiary, Affiliate or other business unit and/or Participant achieves certain goals that the Committee establishes over a period of time the Committee designates.

(w) “Plan” means this Barfresh Food Group Inc. 2023 Equity Incentive Plan, as amended from time to time.

(x) “Restricted Stock” means Shares that are subject to a risk of forfeiture and/or restrictions on transfer (including but not limited to stock grants with the recipient having the right to make an election under Section 83(b) of the Code), which may lapse upon the achievement or partial achievement of performance goals during a specified period and/or upon the completion of a period of service or upon the occurrence of other events, as determined by the Committee.

(y) “Restricted Stock Unit” means the right to receive a Share, or a cash payment, the amount of which is equal to the Fair Market Value of a Share, which is subject to a risk of forfeiture which may lapse upon the achievement or partial achievement of performance goals during a specified period and/or upon the completion of a period of service or upon the occurrence of other events, as determined by the Committee.

(z) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(aa) “Share” means a share of Common Stock.

(bb) “Stock Appreciation Right” or “SAR” means the right of a Participant to receive cash, and/or Shares with a Fair Market Value, equal to the excess of the Fair Market Value of a Share over the grant price.

(cc) “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the chain) owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(dd) “10% Owner-Employee” means an employee who, at the time an incentive stock option is granted, owns (directly or indirectly, within the meaning of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary.

Barfresh Food Group Inc. 2023 Equity Incentive Plan – page 5

4. ADMINISTRATION.

(a) Committee Administration. The Committee has full authority to administer this Plan, including the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in any Award or agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan into effect, and (iv) make all other determinations necessary or advisable for the administration of this Plan. All actions or determinations of the Committee are made in its sole discretion and will be final and binding on any person with an interest therein. If at any time the Committee is not in existence, the Board shall administer the Plan and references to the Committee in the Plan shall mean the Board.

(b) Delegation to Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board or to one or more officers of the Company, or the Committee may delegate to a sub-committee, any or all of the authority and responsibility of the Committee. If the Board or Committee has made such a delegation, then all references to the Committee in this Plan include such committee, sub-committee or one or more officers to the extent of such delegation.

(c) No Liability. No member of the Committee, and no individual or officer to whom a delegation under subsection (b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless such individual to the maximum extent that the law and the Company’s bylaws permit.

(d) Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

(e) Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

5. DISCRETIONARY GRANTS OF AWARDS. Subject to the terms of this Plan and applicable law, the Committee has full power and authority to: (a) designate from time to time the Participants to receive Awards under this Plan; (b) determine the type or types of Awards to be granted to each Participant; (c) determine the number of Shares with respect to which an Award relates; and (d) determine any terms and conditions of any Award including but not limited to permitting the delivery to the Company of Shares or the relinquishment of an appropriate number of vested Shares under an exercisable Option in satisfaction of part of all of the exercise price of, or withholding taxes with respect to, an Award or payment through a “net exercise” procedure established by the Company such that, without the payment of any funds, the Participant may exercise the Option and receive the net number of Shares. Method of payment, in the case of an incentive stock option, shall be determined at the time of grant. Awards may be granted either alone or in addition to, in tandem with, or in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate). The Committee’s designation of a Participant in any year will not require the Committee to designate such person to receive an Award in any other year.

Barfresh Food Group Inc. 2023 Equity Incentive Plan – page 6

6. SHARES RESERVED UNDER THIS PLAN.

(a) Plan Reserve. An aggregate of six hundred fifty thousand (650,000) Shares are reserved for issuance under this Plan, all of which may be issued as any form of Award.

(b) Replenishment of Shares Under this Plan. If an Award lapses, expires, terminates or is cancelled without the issuance of Shares or payment of cash under the Award, then the Shares subject to or reserved for in respect of such Award, or the Shares to which such Award relates, may again be used for new Awards as determined under subsection (a), including issuance pursuant to incentive stock options. If Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares may be used for new Awards under this Plan as determined under subsection (a), but excluding issuance pursuant to incentive stock options. Notwithstanding anything to the contrary contained herein: Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Shares are (i) Shares tendered in payment of an Option, (ii) Shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (iii) Shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

7. OPTIONS.

(a) Determinations by Committee. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each Option, including but not limited to:

(i) Whether the Option is an incentive stock option or a nonqualified stock option; provided that in the case of an incentive stock option, if the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which such option and all other incentive stock options issued under this Plan (and under all other incentive stock option plans of the Company or any Affiliate that is required to be included under Code Section 422) are first exercisable by the Participant during any calendar year exceeds $100,000, such Option automatically shall be treated as a nonqualified stock option to the extent this limit is exceeded. Only employees of the Company or a Subsidiary are eligible to be granted incentive stock options;

(ii) The number of Shares subject to the Option;

(iii) The exercise price per Share, which may not be less than the Fair Market Value of a Share as determined on the date of grant; provided that an incentive stock option granted to a 10% Owner-Employee must have an exercise price that is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant;

(iv) The terms and conditions of exercise; and

(v) The termination date, except that each Option must terminate no later than the tenth (10th) anniversary of the date of grant and each incentive stock option granted to any 10% Owner-Employee must terminate no later than the fifth (5th) anniversary of the date of grant.

In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Committee determines otherwise.

Barfresh Food Group Inc. 2023 Equity Incentive Plan – page 7

(b) Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Option holder’s Continuous Service terminates (other than upon the Option holder’s death or Disability), the Option holder may exercise his/her Option (to the extent that the Option holder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Option holder’s Continuous Service or (ii) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Option holder does not exercise his/her Option within the time specified in the Award Agreement, the Option shall terminate.

(c) Disability of Option Holder. Unless otherwise provided in an Award Agreement, in the event that an Option holder’s Continuous Service terminates as a result of the Option holder’s Disability, the Option holder may exercise his/her Option (to the extent that the Option holder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date 12 months following such termination or (ii) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Option holder does not exercise his/her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

(d) Death of Option Holder. Unless otherwise provided in an Award Agreement, in the event an Option holder’s Continuous Service terminates as a result of the Option holder’s death, then the Option may be exercised (to the extent the Option holder was entitled to exercise such Option as of the date of death) by the Option holder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Option holder’s death, but only within the period ending on the earlier of (i) the date 12 months following the date of death or (ii) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Option holder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

8. STOCK APPRECIATION RIGHTS. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each SAR, including but not limited to:

(a) The number of Shares to which the SAR relates;

(b) The grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant;

(c) The terms and conditions of exercise or maturity;

(d) The term, provided that an SAR must terminate no later than the tenth (10th) anniversary of the date of grant; and

(e) Whether the SAR will be settled in cash, Shares or a combination thereof.

Barfresh Food Group Inc. 2023 Equity Incentive Plan – page 8

9. PERFORMANCE SHARE AWARDS. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each Performance Share Award, including but not limited to:

(a) The number of Shares or stock-denominated units to which the Performance Share Award relates;

(b) The terms and conditions of each Award, including, without limitation, the selection of the performance goals that must be achieved for the Participant to realize all or a portion of the benefit provided under the Award; and

(c) Whether all or a portion of the Shares subject to the Award will be issued to the Participant, without regard to whether the performance goals have been attained, in the event of the Participant’s death, Disability, retirement or other circumstance.

10. RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Restricted Stock or Restricted Stock Units, including but not limited to:

(a) The number of Shares or Restricted Stock Units to which such Award relates;

(b) The period of time over which, and/or the criteria or conditions that must be satisfied so that, the risk of forfeiture and/or restrictions on transfer imposed on the Restricted Stock or Restricted Stock Units will lapse;

(c) Whether all or a portion of the Restricted Shares or Restricted Stock Units will be released from a right of repurchase and/or be paid to the Participant in the event of the Participant’s death, Disability, retirement or other circumstance;

(d) With respect to awards of Restricted Stock, the manner of registration of certificates for such Shares, and whether to hold such Shares in escrow pending lapse of the risk of forfeiture, right of repurchase and/or restrictions on transfer or to issue such Shares with an appropriate legend referring to such restrictions;

(e) With respect to awards of Restricted Stock, whether dividends paid with respect to such Shares will be immediately paid or held in escrow or otherwise deferred and whether such dividends shall be subject to the same terms and conditions as the Award to which they relate; and

(f) With respect to awards of Restricted Stock Units, whether to credit dividend equivalent units equal to the amount of dividends paid on a Share and whether such dividend equivalent units shall be subject to the same terms and conditions as the Award to which they relate.

Barfresh Food Group Inc. 2023 Equity Incentive Plan – page 9

11. TRANSFERABILITY. Except as set forth in Section 15 hereof, each award granted under this plan is not transferable other than by will or the laws of descent and distribution, or to a revocable trust, or as permitted by Rule 701 of the Securities Act.

12. TERMINATION AND AMENDMENT.

(a) Term. Subject to the right of the Board or Committee to terminate the Plan earlier pursuant to Section 12(b), the Plan shall terminate on, and no Awards may be granted after the tenth (10th) anniversary of the Plan’s effective date.

(b) Termination and Amendment. The Board or Committee may amend, alter, suspend, discontinue or terminate this Plan at any time, provided that:

(i) the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (a) action of the Board, (b) applicable corporate law, or (c) any other applicable law or rule of a self-regulatory organization;

(ii) stockholders must approve any of the following Plan amendments: (a) an amendment to materially increase any number of Shares specified in Section 6(a) (except as permitted by Section 14(a)) or expand the class of individuals eligible to receive an Award to the extent required by the Code, the Company’s bylaws or any other applicable law, (b) any other amendment if required by applicable law or the rules of any self-regulatory organization, or (c) an amendment that would diminish the protections afforded by Section 12(e); provided, that such stockholder approval may be obtained within 12 months of the approval of such amendment by the Board or Committee.

(c) Amendment, Modification or Cancellation of Awards. Except as provided in subsection (e) and subject to the restrictions of this Plan, the Committee may modify or amend an Award or waive any restrictions or conditions applicable to an Award (including relating to the exercise, vesting or payment thereof), and the Committee may modify the terms and conditions applicable to any Award (including the terms of the Plan), and the Committee may cancel any Award, provided that the Participant (or any other person as may then have an interest in such Award as a result of the Participant’s death or the transfer of an Award) must consent in writing if any such action would adversely affect the rights of the Participant (or other interested party) under such Award. Notwithstanding the foregoing, the Committee need not obtain Participant (or other interested party) consent for the amendment, modification or cancellation of an Award pursuant to the provisions of Section 14(a), or the amendment or modification of an Award to the extent deemed necessary to comply with any applicable law, the listing requirements of any principal securities exchange or market on which the Shares are then traded, or to preserve favorable accounting treatment of any Award for the Company.

(d) Survival of Committee Authority and Awards. Notwithstanding the foregoing, the authority of the Committee to administer this Plan and modify or amend an Award, and the authority of the Board or Committee to amend this Plan, shall extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in full force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

Barfresh Food Group Inc. 2023 Equity Incentive Plan – page 10

(e) Repricing Prohibited. Notwithstanding anything in this Plan to the contrary, neither the Committee nor any other person may decrease the exercise price of any Option or the grant price of any SAR nor take any action that would result in a deemed decrease of the exercise price or grant price of an Option or SAR under Code Section 409A, after the date of grant, except in accordance with Section 1.409A-1(b)(5)(v)(D) of the Treasury Regulations (26 C.F.R.), or in connection with a transaction which is considered the grant of a new Option or SAR for purposes of Section 409A of the Code, provided that the new exercise price or grant price is not less than the Fair Market Value of a Share on the new grant date.

(f) Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

13. TAXES.

(a) Withholding. In the event the Company or any Affiliate is required to withhold any foreign, Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due the Participant cash, or with the consent of the Committee, Shares otherwise deliverable or vesting under an Award, to satisfy such tax obligations. Alternatively, the Company may require such Participant to pay to the Company, in cash, promptly on demand, or make other arrangements satisfactory to the Company regarding the payment to the Company of the aggregate amount of any such taxes and other amounts required to be withheld. If Shares are deliverable upon exercise or payment of an Award, the Committee may permit a Participant to satisfy all or a portion of the foreign, Federal, state and local withholding tax obligations arising in connection with such Award by electing to (a) have the Company withhold Shares otherwise issuable under the Award, (b) tender back Shares received in connection with such Award, or (c) deliver other previously owned Shares. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Company requires. In any case, the Company may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

(b) No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other person with an interest in an Award that any Award intended to be exempt from Code Section 409A shall be so exempt, nor that any Award intended to comply with Code Section 409A shall so comply, nor that any Award designated as an incentive stock option within the meaning of Code Section 422 qualifies as such, and neither the Company nor any Affiliate shall indemnify, defend or hold harmless any individual with respect to the tax consequences of any such failure.

Barfresh Food Group Inc. 2023 Equity Incentive Plan – page 11

14. ADJUSTMENT PROVISIONS; CHANGE OF CONTROL.

(a) Adjustment Upon Changes in Shares. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Option and Stock Appreciation Rights, the performance goals to which Performance Share Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 6 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14(a), unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of incentive stock options, ensure that any adjustments under this Section 14(a) will not constitute a modification, extension or renewal of the incentive stock options within the meaning of Section 424(h)(3) of the Code and in the case of non-qualified stock options, ensure that any adjustments under this Section 14(a) will not constitute a modification of such non-qualified stock options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14(a) shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

(b) Change in Control where Awards not Assumed, Continued or Substituted. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the surviving entity, continued by the continuing entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under all outstanding Performance Share Award shall be deemed to have been fully earned as of the date of the Change in Control based upon an assumed achievement of all relevant performance goals at the “target” level as provided in the applicable Award Agreement and, subject to compliance with Code Section 409A, there shall be a pro rata payout to Participants within thirty (30) days following the date of the Change in Control based upon the length of time within the performance period that has elapsed prior to the date of the Change in Control. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes incentive stock options to exceed the dollar limitation set forth in Code Section 422, the excess Options shall be non-qualified stock options.

(c) Change in Control where Awards Assumed, Continued or Substituted. With respect to Awards assumed by the surviving entity, continued by the continuing entity or otherwise equitably converted or substituted in connection with a Change in Control: if within two (2) years after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason, then (i) all of that Participant’s outstanding Options, SARs and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) all time-based vesting restrictions on his/her outstanding Awards shall lapse, and (iii) the payout opportunities attainable under all of such Participant’s outstanding Performance Share Awards shall be earned based on actual performance through the end of the performance period, and there shall be a pro rata payout to the Participant within thirty (30) days after the amount earned has been determined based upon the length of time within the performance period that has elapsed prior to the date of termination. To the extent that this provision cause incentive stock options to exceed the dollar limitation set forth in Code Section 422, the excess Options shall be non-qualified stock options.

Barfresh Food Group Inc. 2023 Equity Incentive Plan – page 12

(d) Termination, Amendment and Modification of Change in Control Provisions. Notwithstanding any other provision of this Plan or any Award Agreement provision to the contrary, the provisions of this Section 14 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award granted under the Plan prior to the Change in Control without the prior written consent of the Participant to whom the Award was made; except that no action shall be permitted under this Section 14 that would impermissibly accelerate or postpone payment of an Award subject to Code Section 409A.

(e) Parachute Payment Limitation.

(i) Except as may be set forth in a written agreement by and between the Company and the holder of an Award, in the event that the Company’s auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Code Section 280G, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount (defined herein). For purposes of this Section 14(d), the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Code Section 280G.

(ii) If the Company’s auditors determine that any Payment would be nondeductible by the Company because of Code Section 280G, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice. If no such election is made by the Participant within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Section 14(d), present value shall be determined in accordance with Code Section 280G(d)(4). All determinations made by the Company’s auditors under this Section 14(d) shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

Barfresh Food Group Inc. 2023 Equity Incentive Plan – page 13

(iii) Except to the extent such payment was made in connection with a Change of Control, as a result of uncertainty in the application of Code Section 280G at the time of an initial determination by the Company’s auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an “Overpayment”) or that additional Payments that will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Company’s auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Code Section 7872(f)(2); provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Code Section 4999. In the event that the auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Code Section 7872(f)(2).

(iv) For purposes of this Section 14(d), the term “Company” shall include affiliated corporations to the extent determined by the auditors in accordance with Code Section 280G(d)(5).

15. STOCK TRANSFER RESTRICTIONS.

(a) Restrictions on Transfer. Except for designations of Beneficiaries by Participants or as otherwise provided otherwise in an Award Agreement, Awards and Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may not be sold, assigned, transferred, pledged, alienated, attached, or otherwise encumbered (and any such purported sale, assignment, transfer, pledge, alienation, attachment or other encumbrance shall be void and unenforceable against the Company or any Affiliate), other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal guardian or legal representative; provided, however, that the Committee may (but shall not be required to) permit other transfers (other than transfers for value) where the Committee concludes that such transferability is otherwise appropriate and desirable, taking into account any factors deemed relevant by the Committee, including without limitation, state or federal tax or securities laws applicable to transferable Awards. In addition to the foregoing, a Participant is prohibited from transferring Options to a third party financial institution without approval of the Company’s stockholders.

(b) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the outstanding Shares of the Company, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares of the Company’s stock, the restrictions contained in this Section 15 shall apply with equal force to additional and/or substitute securities, if any, received by Participant in exchange for, or by virtue of his or her ownership of, Issued Shares.

Barfresh Food Group Inc. 2023 Equity Incentive Plan – page 14

16. MISCELLANEOUS.

(a) Other Terms and Conditions. The grant of any Award under this Plan may also be subject to other provisions (whether or not applicable to the Award awarded to any other Participant) as the Committee determines appropriate, subject to any limitations imposed in the Plan.

(b) Code Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

(c) Employment or Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a consultant or director. Unless determined otherwise by the Committee, for purposes of the Plan and all Awards, the following rules shall apply:

(i) a Participant who transfers employment between the Company and any Affiliate, or between Affiliates, will not be considered to have terminated employment;

(ii) a Participant who ceases to be a consultant, advisor or non-employee director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii) a Participant who ceases to be employed by the Company or an Affiliate of the Company and immediately thereafter becomes a non-employee director of the Company or any Affiliate, or a consultant to the Company or any Affiliate, shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv) a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate of the Company.

Notwithstanding the foregoing, with respect to an Award subject to Code Section 409A, a Participant shall be considered to have terminated employment (where termination of employment triggers payment of the Award) upon the date of his separation from service within the meaning of Code Section 409A.

Barfresh Food Group Inc. 2023 Equity Incentive Plan – page 15

(d) Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under the Exchange Act, and will not be subject to short-swing profit liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 16(d), such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

(e) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(f) Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

(g) Requirements of Law. The granting of Awards under this Plan and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. In such event, the Company may substitute cash for any Share(s) otherwise deliverable hereunder without the consent of the Participant or any other person.

(h) Governing Law. This Plan, and all agreements under this Plan, shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in a court sitting in the State of California, County of Los Angeles.

(i) Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any Award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(j) Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and the Plan is not to be construed with reference to such titles.

(k) Severability. If any provision of this Plan or any award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any award agreement or any Award, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

[End of Document]

Barfresh Food Group Inc. 2023 Equity Incentive Plan – page 16

C E R T I F I C A T I O N

On behalf of the Company, the undersigned hereby certifies that this Barfresh Food Group Inc. 2023 Equity Incentive Plan has been approved by the Board of Directors of the Company on March 15, 2023 and by the stockholders of the Company on June __, 2023.

BARFRESH FOOD GROUP INC.

By:
Name:	Riccardo Delle Coste
Title:	Chief Executive Officer

Barfresh Food Group Inc. 2023 Equity Incentive Plan – page 17

BARFRESH FOOD GROUP INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – TUESDAY, JUNE 13, 2023 AT 9 A.M. PACIFIC TIME

CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of Barfresh Food Group Inc. (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint Riccardo Delle Coste and Lisa Roger, and each of them, as proxies, each with power of substitution, for and in the name of the undersigned to attend the 2023 annual meeting of stockholders of the Company to be held at 3600 Wilshire Boulevard Suite 1720, Los Angeles CA 90010, on Tuesday, June 13, 2023 beginning at 9:00 A.M, Pacific Time, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/BRFH
PHONE:	1-866-752-VOTE(8683)

Please ensure you fold then detach and retain this portion of this Proxy

ANNUAL MEETING OF THE STOCKHOLDERS OF BARFRESH FOOD GROUP INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

Proposal 1	→	**FOR ALL**	**AGAINST ALL**	**FOR ALL EXCEPT**
Election of Directors		☐	☐	
Riccardo Delle Coste				☐
Steven Lang				☐
Arnold Tinter				☐
Joseph M. Cugine				☐
Alexander H. Ware				☐
Isabelle Ortiz-Cochet				☐
Justin Borus				☐
Proposal 2	→	**FOR**	**AGAINST**	**ABSTAIN**
To ratify the appointment of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.		☐	☐	☐
Proposal 3	→	**FOR**	**AGAINST**	**ABSTAIN**
To approve and adopt the 2023 Equity Incentive Plan.		☐	☐	☐

CONTROL ID:
REQUEST ID:

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted "For All" in Proposal 1, "For" Proposals 2, and 3 for all such other business as may properly come before the meeting in the sole determination of the Proxies.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2023

____

(Print Name of Stockholder and/or Joint Tenant)

____

(Signature of Stockholder)

____

(Second Signature if held jointly)